SHAREHOLDER'S CAPITAL	12 Months Ended
Dec. 31, 2020
SHAREHOLDER'S CAPITAL
SHAREHOLDER'S CAPITAL

17.  SHAREHOLDER’S CAPITAL

a)	Authorized capital

GFL’s authorized share capital consists of (i) an unlimited number of subordinate voting shares, (ii) an unlimited number of multiple voting shares, and (iii) an unlimited number of preferred shares.

Subordinate and multiple voting shares

The rights of the holders of the subordinate voting shares and the multiple voting shares are substantially identical, except for voting and conversion. The holders of outstanding subordinate voting shares are entitled to one vote per subordinate voting share and the holders of multiple voting shares are entitled to ten votes per multiple voting share. The subordinate voting shares are not convertible into any other classes of shares. Each outstanding multiple voting share may at any time, at the option of the holder, be converted into one subordinate voting share.

In addition, all multiple voting shares will convert automatically into subordinate voting shares at such time that is the earlier of the following: (i) Patrick Dovigi and/or his affiliates no longer beneficially own, directly or indirectly, at least 2.0% of the aggregate of the issued and outstanding subordinate voting shares and multiple voting shares; (ii) Patrick Dovigi is no longer serving as a director or in a senior management position at GFL; or (iii) the twentieth anniversary of the closing of the IPO.

The subordinate voting shares and multiple voting shares rank pari passu with respect to the payment of dividends, return of capital and distribution of assets in the event of liquidation, dissolution or winding up of GFL.

Preferred shares

The preferred shares are issuable at any time and from time to time in series. Each series of preferred shares shall consist of such number of preferred shares and having such rights, privileges, restrictions and conditions as determined by the Board of Directors prior to the issuance thereof.

On October 1, 2020, GFL issued US$600.0 million of perpetual convertible preferred shares (“the Preferred Shares”) to funds managed by HPS Investment Partners, LLC (“HPS”). Pursuant to the terms of the private placement, HPS subscribed for 28,571,428 Preferred Shares at US$21.00 per share for gross proceeds of US$600.0 million. Based on a conversion price of US$25.20 per share, as at December 31, 2020, the Preferred Shares are convertible into 24,226,190 subordinate voting shares of the Company, representing approximately 7.2% of the issued and outstanding subordinate voting shares and 5.3% of the outstanding voting rights attached to the Company’s shares. The holders of the Preferred Shares are entitled to vote on an as-converted basis on all matters on which holders of subordinate voting shares and multiple voting shares vote, and to the greatest extent possible, will vote with the holders of subordinate voting shares and multiple voting shares as a single class. Each holder of Preferred Shares shall be deemed to hold, for the sole purpose of voting at any meeting of shareholders of the Company at which such holder is entitled to vote, the number of Preferred Shares equal to the number of subordinate voting shares into which such holder’s registered Preferred Shares are convertible as of the record date for the determination of shareholders entitled to vote at such shareholders meeting. The liquidation preference of the Preferred Shares accrete at a rate of 7.000% per annum, compounded quarterly. From and after the fourth anniversary of the issuance of the Preferred Shares, GFL will have the option each quarter to redeem a number of Preferred Shares in an amount equal to the increase in the liquidation preference for the quarter. This optional redemption amount can be satisfied in either cash or subordinate voting shares at the election of GFL. If GFL elects to pay the optional redemption amount for a particular quarter in cash, the accretion rate for that quarter will be 6.000% per annum. The Preferred Shares are subject to transfer restrictions, but can be converted into subordinate voting shares by the holder at any time. GFL may also require the conversion or redemption of the Preferred Shares at an earlier date in certain circumstances.

Amalgamation

Effective March 5, 2020, immediately prior to the completion of the IPO, GFL amalgamated with Holdings. In connection with the amalgamation, all of the issued and outstanding shares of Holdings were exchanged for subordinate voting shares and multiple voting shares of GFL at an exchange ratio of 20.363259-for-one, other than the Class F shares of Holdings which were converted to multiple voting shares on an exchange ratio of 26.343032-for-one. As a result, the historical share and per share amounts presented in the Annual Financial Statements for the Successor have been retroactively adjusted to reflect this change.

Share issuances and cancellations

		Common shares of	Subordinated	Multiple voting	Preferred
	Total	GFL Holdings	voting shares	shares	shares
Balance, December 31, 2019	180,794,203	180,794,203	—	—	—
Exchange upon amalgamation of GFL Holdings	—	(180,794,203)	169,114,345	11,679,858	—
Issued as partial consideration for acquisitions	3,092,118	—	3,092,118	—	—
Issued and fully paid during the year	171,060,581	—	142,106,047	383,106	28,571,428
Cancelled during the year	(12,089)	—	(12,089)	—	—
Balance, December 31, 2020	354,934,813	—	314,300,421	12,062,964	28,571,428

On January 1, 2020, GFL issued 2,056,331 subordinate voting shares as partial consideration for an acquisition.

On February 1, 2020, GFL issued 1,035,787 subordinate voting shares as partial consideration for an acquisition.

On February 1, 2020, in connection with his resignation as an officer of GFL, the Company issued Ven Poole a separation payment of 73,947 subordinate voting shares issued at the IPO price of US$19.00.

Between January 1, 2020 and March 5, 2020, GFL issued 17,694,685 subordinate voting shares to its existing shareholders for aggregate cash consideration of $348.9 million and made a return of capital of $0.8 million.

On March 5, 2020, in connection with the pre-closing capital changes implemented as part of the IPO, certain existing shareholders of Holdings subscribed for 47,496,202 subordinate voting shares for aggregate cash consideration of $1,064.6 million. Also, on this date, 704,800 subordinate voting shares were issued at the IPO price of US$19.00 in partial consideration for the redemption of the PIK Notes.

On March 5, 2020, in conjunction with the IPO, GFL issued 73,361,842 subordinate voting shares for total gross proceeds received by GFL of $1,871.8 million (US$1,393.9 million). Share issuance costs, net of deferred tax, amounted to $45.5 million (US$33.9 million).

On August 20, 2020, 11,145 subordinate voting shares were cancelled.

On December 2, 2020, 944 subordinate voting shares were cancelled.

Contributed surplus

The contributed surplus consists of the following:

Balance, December 31, 2018	$2.0
Share-based compensation expense	$14.5
Balance, December 31, 2019	$16.4
Share-based compensation expense	37.9
Balance, December 31, 2020	$54.3

b)	Share options, performance share units, restricted share units, and deferred share units

Holdings established a stock option plan dated May 31, 2018, as amended on November 14, 2018 (the “Legacy Stock Option Plan”). In connection with the IPO, 159,468,329 options issued and outstanding under the Legacy Stock Option Plan (before exchange ratio restatement) with an exercise price of $1.00 (both of which are on a pre-converted basis) vested in accordance with the terms of the Legacy Stock Option Plan. After giving effect to the IPO, the options exercised on a net basis, less applicable withholding taxes, into 3,203,925 subordinate voting shares (the “Legacy Option Shares”). At completion of the IPO, there were no options outstanding under the Legacy Stock Option Plan and such plan was terminated.

Unless otherwise determined by the Board of Directors, the Legacy Option Shares will be held by a trustee in trust or in escrow on behalf of the legacy option holders. One-third of the Legacy Option Shares will vest and be released from escrow on each of the first three anniversaries of the IPO. Unless otherwise determined by the Board of Directors, if prior to the third anniversary of the IPO a legacy option holder’s employment with GFL is terminated without cause, such legacy option holder’s Legacy Option Shares held in trust at such time will continue to vest. Unless otherwise determined by the Board of Directors, if a legacy option holder’s employment is otherwise terminated prior to the third anniversary of the closing of the IPO, the legacy option holder’s Legacy Option Shares held in trust at such time will be cancelled for no consideration.

In connection with the IPO, a long-term incentive plan (“LTIP”) was adopted by the Board of Directors which allowed GFL to grant long-term equity-based incentives, including options, performance stock units (“PSUs”), and restricted stock units (“RSUs”), to eligible participants. Each award represents the right to receive subordinate voting shares, or in the case of PSUs and RSUs, subordinate voting shares and/or cash, in accordance with the terms of the LTIP. The director deferred share unit plan (the “DSU Plan”) was adopted by the Board of Directors, to provide non-employee directors the opportunity to receive a portion of their compensation in the form of deferred share units (“DSUs”). Each DSU represents a unit equivalent in value to a subordinate voting share based on the closing price of the subordinate voting shares on the day prior to the grant.

The maximum number of subordinate voting shares reserved for issuance under the LTIP, the DSU Plan, and any other security-based compensation arrangement in any one-year period is 10% of the total issued and outstanding subordinate voting shares and multiple voting shares in the capital or as of December 31, 2020, would equate to 32,636,339 subordinate voting shares in the capital of the Company.

Options

Changes in the number of share options held by officers and employees with their average exercise price per option are summarized below:

	December 31, 2020
		Weighted average
	Options	exercise price (US$)
Share options outstanding, December 31, 2019	—	$—
Granted	19,643,184	28.05
Share options outstanding, December 31, 2020	19,643,184	$28.05
Vested share options, December 31, 2020	3,928,636	$19.00

For the year ended December 31, 2020, there were no share options exercised, expired, forfeited, or cancelled.

The weighted-average fair value of the share options granted in 2020 and the weighted-average assumptions used in the Black-Scholes option valuation model to determine their fair value at the grant date are as follows:

Grant date share price (USD per option)	$19.00
Grant date fair value (USD in millions)	$23.6
Expected volatility (%)	23.51%
Expected dividend yield (%)	nil
Expected life (years)	4.2
Risk-free interest rate (%)	0.65%

Expected volatility was calculated based upon the historical average volatility of comparable public companies. The fair value of the options is recognized as compensation expense over the vesting period. For the year ended December 31, 2020, the total compensation expense related to share options amounted to $30.5 million ($14.5 million for the year ended December 31, 2019, $2.0 million for the seven month period ended December 31, 2018, and $18.8 million for the five month period ended May 31, 2018). For the year ended December 31, 2020, total compensation expense consisted of an expense under the LTIP of $22.3 million and an expense under the Legacy Stock Option Plan of $8.2 million.

RSUs and DSUs

During the year ended December 31, 2020, 1,524,358 RSUs were granted to eligible participants. The RSUs vest ratably over a three-year period following the first anniversary of the date of grant in increments of 33.3% per annum, subject to the participants’ continued employment. When cash dividends are paid on the subordinate voting shares, the recipient shall receive additional units (“Dividend Share Units”) as of the dividend payment date. Dividend Share Units are subject to the same vesting provision as the RSUs. Upon vesting, the RSUs will be settled in either cash or subordinated voting shares, at the option of the Company. None of the RSUs granted have vested.

The fair value of the RSUs granted during the year ended December 31, 2020, was based on the closing price of the subordinate voting shares on the day prior to the grant US$19.00.

The fair value of the RSUs is recognized as compensation expense over the vesting period. For the year ended December 31, 2020, the total compensation expense related to RSUs amounted to $6.9 million.

During the year ended December 31, 2020, 18,248 DSUs were granted to non-employee directors for compensation under the DSU Plan. The grant date fair values of US$19.00 per share and US$21.26 per share were determined by the Board of Directors, based on the closing price of the subordinate voting shares on the day prior to the grant. The DSUs vest immediately and are exercisable upon the non-employee director’s departure from service. For the year ended December 31, 2020, the total compensation expense related to DSUs amounted to $0.5 million.

A summary of the status of RSUs and DSUs granted under the LTIP is as follows:

	December 31, 2020		December 31, 2020
		Weighted		Weighted
		average grant		average grant
	RSUs	date fair value (US$)	DSUs	date fair value (US$)
Outstanding, December 31, 2019	—	$—	—	$—
Granted	1,524,358	19.95	18,248	19.92
Cancelled	(1,699)	19.00	—	—
Outstanding, December 31, 2020	1,522,659	$19.95	18,248	$19.92
Expected to vest	1,482,660	$19.95	18,248	$19.92

For the year ended December 31, 2020, there were no RSUs or DSUs exercised, expired, or forfeited.